Exhibit 10.2
Execution Version

THIRD AMENDMENT
TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JULY 25, 2012
AMONG
LINN ENERGY, LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
ROYAL BANK OF CANADA,
AS SYNDICATION AGENT,
THE ROYAL BANK OF SCOTLAND PLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CITIBANK, NA AND BARCLAYS BANK PLC,
AS CO-DOCUMENTATION AGENTS
AND
THE LENDERS PARTY HERETO
______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS
WELLS FARGO SECURITIES, LLC            RBC CAPITAL MARKETS

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THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of July 25, 2012, among LINN ENERGY, LLC, a Delaware limited liability company, (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Original Credit Agreement referred to below that are signatory hereto and each New Lender (as herein defined) signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, BNP Paribas as the initial administrative agent, the Lenders and the other Agents party thereto entered into that certain Fifth Amended and Restated Credit Agreement dated as of May 2, 2011 as amended by that certain First Amendment dated as of February 29, 2012 and that certain Second Amendment dated as of May 10, 2012 (the “Original Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has informed the Administrative Agent that (i) the notional volumes in respect of all commodity Swap Agreements it has entered into will, as of the August 1, 2012 (the Applicable Date), exceed the actual net monthly physical production from proved, developed producing reserves for the month of June 2012 in violation of Section 9.16(a)(i) and (ii) the Borrower has entered into Acquisition Swap Agreements with a tenor in excess of the tenor allowed pursuant to Section 9.16(b) (the Borrower’s failure to comply with such Sections for purposes of this Third Amendment collectively being, the “Designated Events”).
C.    The Borrower has requested and the Administrative Agent and the Lenders party hereto (which such Lenders constitute the Majority Lenders under the Original Credit Agreement), have agreed to waive the Designated Events.
D.    In addition, the Borrower has requested and the Administrative Agent and the Lenders party hereto (which such Lenders constitute the Majority Lenders under the Original Credit Agreement), have agreed to amend certain provisions of the Original Credit Agreement.
E.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Original Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section or article references in this Third Amendment refer to sections or articles of the Original Credit Agreement.
Amendments to Original Credit Agreement.

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2.1    Amendment to Section 1.02.
(a)    Section 1.02 is hereby amended by deleting the defined terms “Aggregate Maximum Credit Amounts”, “Aggregate Maximum Tier I Credit Amounts”, “Agreement”, “Applicable Percentage”, “Maximum Credit Amount” and “Tier I Lender” in their entirety and replacing them with the following respective terms:
“‘Aggregate Maximum Credit Amounts’ at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced, increased or terminated pursuant to Section 2.06.
‘Aggregate Maximum Tier I Credit Amounts’ at any time shall equal the sum of the Maximum Credit Amounts of the Tier I Lenders, as the same may be reduced, increased or terminated pursuant to Section 2.06.
‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of February 29, 2012, that certain Second Amendment dated as of May 10, 2012 and that certain Third Amendment dated as of July 25, 2012 as the same may from time to time be further amended, modified, supplemented or restated.
‘Applicable Percentage’ means, with respect to any Lender at any time, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender’s Maximum Credit Amount at such time; provided that, at any time a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Maximum Credit Amounts (disregarding any Defaulting Lenders’ Maximum Credit Amounts at such time, but subject to Section 4.04(c)(iii)(A)) represented by such Lender’s Maximum Credit Amount at such time. The Applicable Percentages of the Lenders as of the Effective Date are set forth on Annex I.
‘Maximum Credit Amount’ means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I (as such Annex I may be amended from time to time in connection with any modification to any Maximum Credit Amount or Aggregate Maximum Credit Amounts pursuant to this Agreement) under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) increased from time to time in connection with an increase of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).
‘Tier I Lender’ means each Lender with (a) a Maximum Credit Amount equal to or greater than $25,000,000 or (b) an Applicable Percentage equal to or greater than 0.83333333%.”
(b)    Section 1.02 is hereby amended by deleting the defined terms “Applicable Date” and “Date of Determination” in their entirety.

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(c)    Section 1.02 is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“‘Additional Lender’ has the meaning assigned to such term in Section 2.06(c)(i).
‘Additional Lender Agreement’ has the meaning assigned to such term in Section 2.06(c)(ii)(F).
‘Facility Amount’ means $4,000,000,000.
‘Increasing Lender’ has the meaning assigned to such term in Section 2.06(c)(ii)(G).
‘Maximum Credit Amount Increase Agreement’ has the meaning assigned to such term in Section 2.06(c)(ii)(E).”
2.2    Amendment to Section 2.02(d). Section 2.02(d) is hereby amended and restated in its entirety to read as follows:
“(d)     Notes.    Upon the request of a Lender, the Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, (i) as of the date of this Agreement in the case of any Lender party hereto as of the date of this Agreement, (ii) as of the effective date of the Assignment and Assumption in the case of any Lender that becomes a party hereto pursuant to an Assignment and Assumption and (iii) as of the effective date of the Additional Lender Agreement in the case of any Additional Lender that becomes a Lender pursuant to such Additional Lender Agreement, in each case payable to such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall, upon the request of such Lender, deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed, and such Lender shall promptly return to the Borrower the previously issued Note held by such Lender. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.”

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2.3    Amendment to Section 2.06. Section 2.06 is hereby amended by changing the name of such Section to “Termination, Reduction and Increase of Aggregate Maximum Credit Amounts” and inserting the following section (c) at the end of such Section:
“(c)    Optional Increase in Aggregate Maximum Credit Amounts.
(i)    Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Maximum Credit Amounts then in effect without the prior consent of the Administrative Agent, any other Lender or any Issuing Bank (but with the consent of the Administrative Agent with respect to any Additional Lender that is not an Affiliate of a Lender) by increasing the Maximum Credit Amount of a Lender or by causing a Person that at such time is not a Lender to become a Lender (an “Additional Lender”).
(ii)    Any increase in the Aggregate Maximum Credit Amounts shall be subject to the following additional conditions:

(A)    such increase shall not be less than $50,000,000 (and increments of $10,000,000 above that minimum) unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Maximum Credit Amounts would exceed the lesser of (i) the Facility Amount and (ii) the then effective Borrowing Base;

(B)    no Default shall have occurred and be continuing at the effective date of such increase;

(C)    no Lender’s Maximum Credit Amount may be increased without the written consent of such Lender;

(D)    the Borrower shall represent and warrant that as of the date thereof, immediately after giving effect to the applicable Maximum Credit Amount Increase Agreement or Additional Lender Agreement, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date;

(E)    an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Maximum Credit Amount Increase Agreement or Additional Lender Agreement, as the Administrative Agent may reasonably request;

(F)    (i) the commitments under each such increase shall be deemed for all purposes part of the Commitments, (ii) each Lender (including

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any Additional Lender) participating in such increase shall become a Lender with respect to the Commitments and all matters relating thereto and (iii) the commitments under each Maximum Credit Amount Increase Agreement and Additional Lender Agreement shall have the same terms as the Commitments (including terms relating to pricing and tenor);

(G)    if the Borrower elects to increase the Aggregate Maximum Credit Amounts by increasing the Maximum Credit Amount of a Lender (such Lender, an “Increasing Lender”), the Borrower and such Increasing Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-1 (a “Maximum Credit Amount Increase Agreement) and the Borrower shall deliver a new or replacement Note to such Increasing Lender to the extent required by Section 2.02(d); and

(H)    if the Borrower elects to increase the Aggregate Maximum Credit Amounts by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-2 (an “Additional Lender Agreement”), together with an Administrative Questionnaire and, to the extent such Additional Lender requests a Note, the Borrower shall deliver a Note payable to such Additional Lender in accordance with Section 2.02(d).

(iii)    Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Maximum Credit Amount Increase Agreement or the Additional Lender Agreement (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02): (A) the amount of the Aggregate Maximum Credit Amounts shall be increased as set forth therein (and Annex I shall be automatically amended and restated by Schedule 2.06 of the Maximum Credit Amount Increase Agreement or the Additional Lender Agreement, as applicable), and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto shall be a party to this Agreement and the other Loan Documents and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Increasing Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Increasing Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Maximum Credit Amounts.

(iv)    Upon its receipt of (A) a duly completed Maximum Credit Amount Increase Agreement or an Additional Lender Agreement, executed by the

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Borrower and the Increasing Lender or the Borrower and the Additional Lender party thereto, as applicable, (B) the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, (C) an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Maximum Credit Amount Increase Agreement or Additional Lender Agreement as the Administrative Agent may reasonably request and (D) the written consent of the Administrative Agent to such increase to the extent required by Section 2.06(c)(i), the Administrative Agent shall accept such Maximum Credit Amount Increase Agreement or Additional Lender Agreement and, on the date that the conditions in this clause (iv) and in Section 2.06(c)(ii) have been satisfied, record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Maximum Credit Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv). The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of any increase in the Aggregate Maximum Credit Amounts and in connection therewith promptly provide such amended and restated Annex I to the Borrower and the Lenders.”

2.4    Amendment to Section 8.11(c)(vi). Section 8.11(c)(vi) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and (A) demonstrating the percentage of the present value that such Mortgaged Properties represent and (B) stating whether additional Oil and Gas Properties need to be made Mortgaged Properties in accordance with Section 8.13(a).”

2.5    Amendment to Section 9.16(a)(i). Section 9.16(a)(i) is hereby amended by deleting the last paragraph of such Section.
2.6    Amendment to Section 9.16(b). Section 9.16(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(b)    Notwithstanding anything in Section 9.16(a)(i) to the contrary, the Borrower may enter into commodity Swap Agreements with an Approved Counterparty having notional volumes in excess of the amounts set forth in Section 9.16(a)(i) (such Swap Agreements being “Acquisition Swap Agreements”) in anticipation of the acquisition of Oil and Gas Properties or Equity Interests of Persons owning Oil and Gas Properties in a transaction not prohibited by this Agreement (any such Oil and Gas Properties being referred to herein as the “Target Oil and Gas Properties”) if (x) the Borrower or a Subsidiary has entered into a definitive purchase and sale agreement for such Target Oil and Gas Properties, (y) the tenor of any such Acquisition Swap Agreement does not exceed a period beginning on the expected closing date of such acquisition equal to the remainder of the calendar year in which such Acquisition Swap Agreements

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are entered into plus the next 5 calendar years and (z) the notional volumes hedged pursuant to any such Acquisition Swap Agreement (when aggregated with the notional volumes hedged pursuant to all other Acquisition Swap Agreements then in effect other than swaps covering (i) basis differential or (ii) oil spread timing risks, in each case on volumes already hedged pursuant to other Acquisition Swap Agreements) do not exceed, as of the date such Acquisition Swap Agreement is executed, 100% of the reasonably anticipated projected production from all Oil and Gas Properties constituting Target Oil and Gas Properties as of such date that are identified by the Borrower’s internal engineers as proved reserves for each month during the period during which such Acquisition Swap Agreement is in effect for each of crude oil and natural gas, calculated separately.”

2.7    Amendment to Section 9.16(d). Section 9.16(d) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(d)    The Borrower shall terminate, create off-setting positions, otherwise unwind existing Swap Agreements or take other actions permitted by this Agreement within sixty (60) days after a Termination Event Date occurs with respect to any Acquisition Swap Agreement to the extent necessary to be in compliance with Section 9.16(a)(i).”
2.8    Deletion of Section 9.16(i). Section 9.16(i) is hereby deleted in its entirety.
2.9    Amendment to Article XII. Article XII is hereby amended by adding the following Section 12.18 at the end of such article:
“Section 12.18 Flood Insurance Provisions. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Agreement or any other Loan Document. As used herein, “Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.”

2.10    Annex I. Annex I is hereby amended by deleting such Annex in its entirety and replacing it with Annex I attached hereto.
2.11    Exhibit H-1. The Original Credit Agreement is hereby amended by adding Exhibit H-1 attached hereto.

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2.12    Exhibit H-2. The Original Credit Agreement is hereby amended by adding Exhibit H-2 attached hereto.
Section 3.    New Lenders; Assignments and Reallocations of Loans.
(a)        By its execution and delivery of this Third Amendment, each Lender that did not maintain a Commitment under the Original Credit Agreement prior to the Third Amendment Effective Date (each a “New Lender”) hereby assumes all of the rights and obligations of a Lender under the Original Credit Agreement (as such Original Credit Agreement is amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, including by the Third Amendment, the “Credit Agreement”). The Administrative Agent and the Borrower each hereby consents to and approves the Commitment and the Maximum Credit Amount of each New Lender and the increase in the Commitment and Maximum Credit Amount of each Lender that maintained a Commitment under the Original Credit Agreement prior to the Third Amendment Effective Date (each an “Increasing Lender”).
(b)        Each New Lender and each Increasing Lender hereby represents and warrants as follows: (i) from and after the Third Amendment Effective Date it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (ii) it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and the Original Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any Lender; and agrees that (X) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (Y) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c)        The Lenders (which, for the avoidance of doubt, includes the New Lenders and the Increasing Lenders) have agreed among themselves, in consultation with the Borrower, to reallocate their respective Revolving Credit Exposures. The Administrative Agent and the Borrower hereby consent to such reallocation. On the Third Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Third Amendment which Annex I supersedes and replaces Annex I to the Original Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired or sold a portion of its Revolving Credit Exposures to (as applicable) each of the New Lenders and Increasing Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement as if each such Lender had executed an Assignment and Assumption Agreement with respect to such reallocation. In connection with the foregoing reallocations, the Borrower shall pay any amounts as contemplated under Section 5.02 of the Credit Agreement.
Section 4.    Waiver. Subject to the conditions precedent set forth in Section 5 of this Third Amendment and the ratification and affirmation set forth in Section 6.2 of this Third

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Amendment, the Administrative Agent and the Lenders party hereto (which such Lenders constitute the Majority Lenders under the Original Credit Agreement) hereby waive the Designated Events and confirm that no Default or Event of Default exists as of the Third Amendment Effective Date as a result of such Designated Events.
Conditions Precedent. This Third Amendment shall become effective on the date, on or before July 31, 2012 (such date, the “Third Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Original Credit Agreement):
5.1    The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Third Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Third Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.2    The Administrative Agent shall have received from the Majority Lenders, each New Lender, each Increasing Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
5.3    To the extent requested by a Lender with a change in its Maximum Credit Amount, the Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount dated as of the Third Amendment Effective Date.
5.4    The Administrative Agent shall have received from each Mortgagor party thereto, amendments to the Mortgages (other than easement Mortgages) increasing the amount secured to the Facility Amount.
5.5    The Administrative Agent shall have received an opinion of Baker Botts L.L.P., special counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Third Amendment as the Administrative Agent may reasonably request.
5.6    The Administrative Agent shall have received a certificate of the Borrower and of each Guarantor setting forth (i) resolutions of the Managers, board of directors or other managing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Third Amendment to which it is a party and to enter into the Transactions, (ii) the individuals (A) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of the Borrower and each Guarantor, in each case, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on

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such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
5.7    The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.
5.8    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Original Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Miscellaneous.
6.1    Confirmation. The provisions of the Original Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Loan Document. This Third Amendment is a Loan Document.
6.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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6.5    NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Original Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.
BORROWER:    LINN ENERGY, LLC
By: /s/ Kolja Rockov
Name:    Kolja Rockov

Title:	Executive Vice President and Chief
Financial Officer

Signature Page to Third Amendment

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINENT HOLDINGS II, LLC

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN GAS MARKETING, LLC

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

By: /s/ Kolja Rockov
Name:    Kolja Rockov

Title:	Executive Vice President and Chief
Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its
sole member, as Member/Manager

By: /s/ Kolja Rockov
Name:    Kolja Rockov

Title:	Executive Vice President and Chief
Financial Officer

Signature Page to Third Amendment

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent
and a Lender
By: /s/ Betsy Jocher
Name:    Betsy Jocher
Title:    Director

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ROYAL BANK OF CANADA
By: /s/ Don J. McKinnerney
Name:    Don J. McKinnerney
Title:    Authorized Signatory

Signature Page to Third Amendment

BARCLAYS BANK PLC
By: /s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature Page to Third Amendment

CITIBANK, N.A.
By: /s/ John Miller
Name: John Miller
Title: Vice President

Signature Page to Third Amendment

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK
By: /s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director
By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

Signature Page to Third Amendment

CREDIT SUISSE AG, CAYMAN
ISLAND BRANCH
By: /s/ Doreen Barr
Name:    Doreen Barr
Title:    Director
By: /s/ Michael Spaight
Name:    Michael Spaight
Title:    Associate

Signature Page to Third Amendment

THE ROYAL BANK OF SCOTLAND
PLC
By: /s/ James L. Moyes
Name: James L. Moyes
Title: Authorised Signatory

Signature Page to Third Amendment

THE BANK OF NOVA SCOTIA
By: /s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

Signature Page to Third Amendment

BANK OF MONTREAL
By: /s/ James V. Ducote
Name: James V. Ducote
Title: Director

Signature Page to Third Amendment

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK AGENCY
By: /s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

By: /s/ Robert Casey
Name: Robert Casey
Title: Executive Director

Signature Page to Third Amendment

UBS AG, STAMFORD BRANCH
By: /s/ Irja R. Otsa
Name:    Irja R. Otsa
Title:    Associate Director
By: /s/ David Urban
Name:    David Urban
Title:    Associate Director

Signature Page to Third Amendment

COMERICA BANK
By: /s/ Justin Crawford
Justin Crawford
Senior Vice President

Signature Page to Third Amendment

ING CAPITAL LLC
By: /s/ Richard Ennis
Name: Richard Ennis
Title: Managing Director

Signature Page to Third Amendment

SOCIETE GENERALE
By: /s/ David Bornstein
Name:    David Bornstein
Title:    Director

Signature Page to Third Amendment

U.S. BANK NATIONAL
ASSOCIATION
By: /s/ Jonathan H. Lee
Name:    Jonathan H. Lee
Title:    Vice President

Signature Page to Third Amendment

ABN AMRO CAPITAL USA LLC
By: /s/ David L. Montgomery
Name:    David L. Montgomery
Title:    Director
By: /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

Signature Page to Third Amendment

COMPASS BANK
By: /s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Senior Vice President

Signature Page to Third Amendment

DNB BANK ASA, GRAND CAYMAN
BRANCH (f/k/a DnB NOR Bank ASA)
By: /s/ Barbara Gronquist
Name:    Barbara Gronquist
Title:    Senior Vice President
By: /s/ Florianne Robin
Name:    Florianne Robin
Title:    Vice President

Signature Page to Third Amendment

UNION BANK, N.A.
By: /s/ Scott Gildea
Name:    Scott Gildea
Title:    Vice President

Signature Page to Third Amendment

CAPITAL ONE, N.A.
By: /s/ Matthew L. Molero
Name: Matthew L. Molero
Title: Vice President

Signature Page to Third Amendment

SUNTRUST BANK
By: /s/ David Yates
Name: David Yates
Title: Managing Director

Signature Page to Third Amendment

BANK OF AMERICA, N.A.
By: /s/ Joseph Scott
Name:    Joseph Scott
Title:    Director

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A.
By: /s/ Michael A. Kamauf
Name:    Michael A. Kamauf
Title:    Vice President

Signature Page to Third Amendment

DEUTSCHE BANK TRUST COMPANY
AMERICAS
By: /s/ Michael Getz
Name:    Michael Getz
Title:    Vice President
By: /s/ Marcus M. Tarkington
Name:    Marcus M. Tarkington
Title:    Director

Signature Page to Third Amendment

GOLDMAN SACHS LENDING
PARTNERS LLC
By: /s/ Lauren Havens
Name: Lauren Havens
Title: Authorized Signatory

Signature Page to Third Amendment

MACQUARIE BANK LIMITED
By: /s/ Byron den Hertog
Name:    Byron den Hertog
Title:    Division Director
By: /s/ Nathan Booker
Name:    Nathan Booker
Title:    Associate Director
Legal Risk Management

Signature Page to Third Amendment

MORGAN STANLEY BANK, N.A.
By: /s/ Dmitri Barskiy
Name:    Dmitri Barskiy
Title:    Authorized Signatory

Signature Page to Third Amendment

BP ENERGY COMPANY
By: /s/ Frank Vickers
Name: Frank Vickers
Title: Vice President

Signature Page to Third Amendment

BNP PARIBAS
By: /s/ Prisca Owens
Name:    Prisca Owens
Title:    Director

By: /s/ Francisco Calmet
Name:    Francisco Calmet
Title:    Director

Signature Page to Third Amendment

BRANCH BANKING AND TRUST
COMPANY
By: /s/ Parul June
Name:    Parul June
Title:    Vice President

Signature Page to Third Amendment

SUMITOMO MITSUI BANKING
CORPORATION
By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Signature Page to Third Amendment

WHITNEY BANK
By: /s/ Liana Tchernysheva
Liana Tchernysheva
Senior Vice President

Signature Page to Third Amendment

AMEGY BANK NATIONAL
ASSOCIATION
By: /s/ Brock Hudson
Name:    Brock Hudson
Title:    Senior Vice President

Signature Page to Third Amendment

ASSOCIATED BANK, N.A.
By: /s/ Timothy Brendel
Name: Timothy Brendel
Title: Senior Vice President

Signature Page to Third Amendment

KEYBANK NATIONAL ASSOCIATION
By: /s/ Craig Hanselman
Name: Craig Hanselman
Title: Vice President

Signature Page to Third Amendment

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	6.16666666%	$185,000,000
Royal Bank of Canada	5.83333333%	$175,000,000
Barclays Bank PLC	4.33333333%	$130,000,000
Citibank, N.A.	4.33333333%	$130,000,000
Credit Agricole Corporate and Investment Bank	4.33333333%	$130,000,000
Credit Suisse AG, Cayman Islands Branch	4.33333333%	$130,000,000
The Royal Bank of Scotland plc	4.33333333%	$130,000,000
UBS AG, Stamford Branch	4.33333333%	$130,000,000
Bank of Montreal	3.83333333%	$115,000,000
The Bank of Nova Scotia	3.83333333%	$115,000,000
Canadian Imperial Bank of Commerce, New York Agency	3.83333333%	$115,000,000
Union Bank, N.A.	3.83333333%	$115,000,000
U.S. Bank National Association	3.33333333%	$100,000,000
ING Capital LLC	3.33333333%	$100,000,000
Comerica Bank.	3.33333333%	$100,000,000
Capital One, N.A	3.33333333%	$100,000,000
SunTrust Bank	3.33333333%	$100,000,000
Bank of America, N.A.	3.33333333%	$100,000,000
JPMorgan Chase Bank, N.A.	3.33333333%	$100,000,000
Goldman Sachs Lending Partners LLC	3.33333333%	$100,000,000
ABN AMRO Capital USA LLC	2.83333333%	$85,000,000
Compass Bank	2.83333333%	$85,000,000
DnB Bank ASA, Grand Cayman Branch	2.83333333%	$85,000,000
Sumitomo Mitsui Banking Corporation	2.5%	$75,000,000
Societe Generale	2%	$60,000,000
Branch Banking and Trust Company	1.66666666%	$50,000,000

Annex I

Keybank National Association	1.66666666%	$50,000,000
Whitney Bank	1.16666666%	$35,000,000
Amegy Bank National Association	0.83333333%	$25,000,000
Associated Bank, N.A.	0.83333333%	$25,000,000
Deutsche Bank Trust Company Americas	0.16666666%	$5,000,000
Macquarie Bank Limited	0.16666666%	$5,000,000
BP Energy Company	0.16666666%	$5,000,000
BNP Paribas	0.16666666%	$5,000,000
Morgan Stanley Bank, N.A.	0.16666666%	$5,000,000
	100%	$3,000,000,000

Annex I

EXHIBIT H-1
FORM OF MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT
THIS MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [ ], is between [Insert name of Existing Lender] (the “Existing Lender”) and Linn Energy, LLC (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Fifth Amended and Restated Credit Agreement dated as of May 2, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Maximum Credit Amounts be increased by an additional $[ ] to a total of $[ ].
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Maximum Credit Amount Increase.
(a)    Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.03 hereof, the Existing Lender’s Maximum Credit Amount is hereby increased from $[ ] to $[ ].
(b)    Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Maximum Credit Amount after giving effect to (i) the increase in the Existing Lender’s Maximum Credit Amount contemplated hereby, (ii) the increase in the Aggregate Maximum Credit Amount contemplated by each other Maximum Credit Amount Increase Agreement dated as of the date hereof between the applicable Lender signatory thereto and the Borrower and (iii) the joinder of each Additional Lender as a Lender under the Credit Agreement pursuant to each Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower.
Section 1.02    Agreements. The Existing Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

Exhibit H-1 - 1
13052389.12

Section 1.03    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.
Section 1.10    Loan Document. This Agreement is a Loan Document.

Exhibit H-1 - 2
13052389.12

[Signature Page Follows]

Exhibit H-1 - 3
13052389.12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

LINN ENERGY, LLC, as the Borrower
By:
Name:
Title:

[Existing Lender], as a Lender
By:
Name:
Title:

Acknowledged and accepted by:

[Administrative Agent], as Administrative Agent
By:
Name:
Title:

Exhibit H-1 - 4
13052389.12

SCHEDULE 1.01(b)
ANNEX I
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
TOTAL:	100%	$[ ]

Annex I
13052389.12

EXHIBIT H-2
FORM OF ADDITIONAL LENDER AGREEMENT
THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [ ], is between [Insert name of Additional Lender] (the “Additional Lender”) and Linn Energy, LLC (“Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Fifth Amended and Restated Credit Agreement dated as of May 2, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Maximum Credit Amounts be increased by an additional $[ ] to a total of $[ ].
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Additional Lender.
(a)    Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Additional Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Maximum Credit Amount of $[ ] and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.
(b)    Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Maximum Credit Amount after giving effect to (i) the joinder of the Additional Lender as a Lender under the Credit Agreement contemplated hereby, (ii) the joinder of each other Additional Lender as a Lender under the Credit Agreement pursuant to each other Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower and (iii) the increase in the Aggregate Maximum Credit Amount contemplated by each Maximum Credit Amount Increase Agreement dated as of the date hereof between the applicable existing Lender signatory thereto and the Borrower.
Section 1.02    Agreements. Each Additional Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

Exhibit H-2 - 1
13052389.12

Section 1.03    Representations and Warranties. The Borrower represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.
Section 1.10    Loan Document. This Agreement is a Loan Document.

Exhibit H-2 - 2
13052389.12

[Signature Page Follows]

Exhibit H-2 - 3
13052389.12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

LINN ENERGY, LLC, as the Borrower
By:
Name:
Title:

[Additional Lender], as the Additional Lender
By:
Name:
Title:
[Consented to and]
Acknowledged and Accepted by:

[Administrative Agent], as Administrative Agent
By:
Name:
Title:

Exhibit H-2 - 4
13052389.12

SCHEDULE 1.01(b)
ANNEX I
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
[ ]	[ ]%	$[ ]
TOTAL:	100%	$[ ]

Annex I
13052389.12